Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of June [    ], 2011, is entered into by and between AG Mortgage Investment Trust, Inc., a Maryland corporation (the “Company”), AG REIT Management LLC, a Delaware limited liability company (the “Manager”) and the persons listed on Schedule A hereto (each, an “Investor”, and collectively, the “Investors”).

WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase, an aggregate of 3,205,000 units (“Investor Units”), each unit consisting of one share of Common Stock, $0.01 par value (the “Common Stock”), and a warrant to purchase 0.5 shares of Common Stock, subject to stock splits, stock dividends, etc., pursuant to the Unit Purchase Agreement, dated as of June [    ], 2011, between the Company and the respective Investors;

WHEREAS, the Company has agreed to grant to the Manager [—] restricted shares of Common Stock (the “Manager Restricted Shares”) pursuant to that certain Restricted Stock Award Agreement, dated the date hereof, between the Company and the Manager, as an award under the AG Mortgage Investment Trust, Inc. Manager Equity Incentive Plan, as adopted on [    ], 2011 (the “Manager Equity Plan”);

WHEREAS, the Company has agreed to issue and sell to AG Funds, L.P. (“AG Funds”), an affiliate of Angelo, Gordon, David Roberts, the Company’s chief executive officer, and Jonathan Lieberman, the Company’s chief investment officer, portfolio manager, and a Company director (each an “Investor”) and each has agreed to purchase an aggregate of 500,000 shares of Common Stock (the “Private Placement Shares”), subject to stock splits, stock dividends, etc., pursuant to the Stock Purchase Agreement dated as of June [    ], 2011 by and among the Company and AG Funds, David Roberts and Jonathan Lieberman;

WHEREAS, the Company may, from time to time, grant to the Manager additional awards under the Manager Equity Plan consisting of, and based upon, shares of Common Stock (the “Additional Plan Shares”); and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, shall have the following meanings:

“Affiliate” of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.

“Common Stock” means common stock, par value $0.01 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means, individually, (i) each Investor and the Manager as holders of record of Registrable Common Stock, and (ii) any direct or indirect transferee of such Registrable Common Stock from any Investor(s) or the Manager. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

“IPO” means the Company’s initial Underwritten Offering, as defined below.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or any other entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Common Stock” means each share of the Common Stock comprising a part of an Investor Unit and/or issuable upon exercise of a warrant obtained by Investors, the Manager Restricted Shares, the Private Placement Shares and the Additional Plan Shares, upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the original Holder or any subsequent Holder and any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such securities, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it or (ii) the date on which either it is distributed to the public or is saleable without limitation or restriction by a Holder in any three-month period, in each case pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

Section 2. Demand Registrations.

(a) Right to Request Registration. After 180 days following the consummation of the IPO, any Holder or Holders (“Initiating Holders”) may request registration under the Securities Act of all or part of the Registrable Common Stock (“Demand Registration”) at any time and from time to time, subject to the Lock-up Agreement signed by such Holder or Holders.

Within ten (10) Business Days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Holders of Registrable Common Stock, if any, and shall, subject to the provisions of Sections 2(b) and 2(c) hereof, include in such registration all such Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt of the Company’s notice.

(b) Priority on Demand Registrations. If the managing underwriters of a requested Demand Registration advise the Company in writing that in their opinion the shares of Registrable Common Stock proposed to be included in any such registration exceeds the number of securities that can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would materially adversely affect the price per share of the Company’s equity securities to be sold in such offering, the Company shall include in such registration only the number of shares of Registrable Common Stock that, in the opinion of such managing underwriters, can be sold. If the number of shares that can be sold is less than the number of shares of Registrable Common Stock proposed to be registered, the Company shall allocate the amount of Registrable Common Stock to be so sold among the Holders pro rata on the basis of Registrable Common Stock offered for such registration by each Holder electing to participate in such registration. If the number of shares that can be sold, as determined by the managing underwriters, exceeds the number of shares of Registrable Common Stock proposed to be sold, such excess shall be allocated pro rata among the other holders of Common Stock, if any, desiring to participate in such registration based on the amount of such Common Stock initially requested to be registered by such holders or as such holders may otherwise agree.

(c) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within six (6) months after the effective date of a previous Demand Registration or a previous registration under which the Initiating Holders had piggyback rights pursuant to Section 3 hereof wherein the Initiating Holders were permitted to register, and sold, at least 50% of the shares of Registrable Common Stock requested to be included therein. The Company may, no more than one time in any twelve-month period, (i) postpone or withdraw for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company’s board of directors, such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the board has determined would not be in the best interest of the Company to be disclosed at such time or (ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year (unless the Holders requesting such registration agree to pay the expenses of such an audit); provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) after such Registration Statement has been declared effective; and provided, further, however, that in any of the events described in clause (i) or (ii) above, the Initiating Holders requesting such Demand Registration shall be entitled to withdraw such request. The Company shall provide written notice to the Initiating Holders requesting such Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(c), (y) the Company’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

(d) Selection of Underwriters. If any of the Registrable Common Stock covered by a Demand Registration hereof is to be sold in an Underwritten Offering, the Initiating Holders shall have the right to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which approval shall not be unreasonably withheld.

(e) Effective Period of Demand Registrations. After any Demand Registration filed pursuant to this Agreement has become effective, the Company shall use its reasonable best efforts to keep such Demand Registration effective for a period equal to 180 days from the date on which the SEC declares such Demand Registration effective (or if such Demand Registration is not effective during any period within such 180 days, such 180-day period shall be extended by the number of days during such period when such Demand Registration is not effective), or such shorter period that shall terminate when all of the Registrable Common Stock covered by such Demand Registration have been sold pursuant to such Demand Registration. If the Company shall withdraw or reduce the number of shares of Registrable Common Stock that is subject to any Demand Registration pursuant to subsection (b) of this Section 2 (a “Withdrawn Demand Registration”), the Initiating Holders of the Registrable Common Stock remaining unsold and originally covered by such Withdrawn Demand Registration shall be entitled to a replacement Demand Registration that (subject to the provisions of this Section 2) the Company shall use its reasonable best efforts to keep effective for a period commencing on the effective date of such Demand Registration and ending on the earlier to occur of the date (i) that is 180 days from the effective date of such Demand Registration and (ii) on which all of the Registrable Common Stock covered by such Demand Registration has been sold. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

(f) Underwritten Offerings. Notwithstanding the foregoing, in no event shall the Company be obligated to effect more than one (1) Underwritten Offering hereunder in any single six (6) month period, with the first such period measured from the date of the first Demand Registration and ending on the same date during the six (6) months following such Demand Registration, whether or not a Business Day.

Section 3. Piggyback Registrations.

(a) Right to Piggyback. From and after 180 days after the consummation of the IPO, whenever the Company proposes to register any of its common equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of Registrable Common Stock (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within ten (10) business days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice. Subject to Section 2(c), the Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. The participation of any Holder in a Piggyback Registration is subject to the Lock-up Agreement signed by such Holder.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the underwriting shall be allocated among the Company and all Holders pro rata on the basis of the Common Stock and Registrable Common Stock offered for such registration by the Company and each Holder, respectively, electing to participate in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities other than Registrable Common Stock (“Non-Holder Securities”), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering and/or that the number of shares of Registrable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering, the underwriting shall be allocated among the holders of Non-Holder Securities and all Holders pro rata on the basis of the Non-Holder Securities and Registrable Common Stock offered for such registration by the holder of Non-Holder Securities and each Holder, respectively, electing to participate in such registration.

(d) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Common Stock pursuant to Section 2 hereof or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration.

Section 4. Holdback Agreement.

In connection with an underwritten primary or secondary offering to the public, each Holder (other than the Manager, the Investors and their respective Affiliates) agrees, subject to any exceptions that may be agreed upon at the time of such offering, not to sell or otherwise transfer or dispose of any shares of Registrable Common Stock (or other securities of the Company) held by him, her or it (other than Registrable Common Stock included in such offering in accordance with the terms hereof) for a period equal to the lesser of one hundred eighty (180) days following the effective date of a Registration Statement of the Company filed under the Securities Act or such shorter period as the managing underwriter shall agree to; provided that all other stockholders who own more than ten percent (10%) of the outstanding Common Stock of the Company and all executive officers and directors of the Company enter into similar agreements. Each Holder agrees to execute an agreement in form reasonably satisfactory to the Company and the managing underwriter at the request of the Company. The Company may impose stop-transfer instructions with respect to the shares of Registrable Common Stock (or other securities) subject to the foregoing restriction until the end of said period.

Section 5. Registration Procedures.

Whenever the Holders request that any Registrable Common Stock be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect and maintain the registration and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Common Stock and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Common Stock covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including, if requested by such Holders, documents incorporated by reference in the Prospectus and, if requested by such Holders, the exhibits incorporated or deemed incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective, in the case of Demand Registration, for a period not less than 180 days, or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c) furnish to each seller of Registrable Common Stock (without charge) such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by such seller, and the Company consents to the use of such Prospectus, including each preliminary Prospectus, by Holders of Registrable Common Stock, in connection with the offering and sale of Registrable Common Stock covered by any such Prospectus;

(d) use its commercially reasonable efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Common Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Registration Statement, including the Prospectus contained therein, contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(f) in the case of an Underwritten Offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of number of shares of the Registrable Common Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock, (including making executive officers of the Company available to participate in, and cause them to cooperate with the underwriters in connection with, “road-show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Common Stock)), and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers;

(g) subject to receipt of reasonably acceptable confidentiality agreements, make available, for inspection by a representative of a seller of Registrable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(h) to use its commercially reasonable efforts to cause all such Registrable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on a national securities exchange selected by the Company;

(i) provide a transfer agent and registrar for all such Registrable Common Stock not later than the effective date of such Registration Statement;

(j) if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Common Stock sold pursuant thereto), letters from the Company’s independent certified public accountants addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(k) make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months (or, if applicable, such shorter period that the Company has been in existence) beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder;

(l) cooperate with each selling Holder of Registrable Common Stock and each underwriter participating in the disposition of such Registrable Common Stock and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Common Stock in any Underwritten Offering;

(m) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Common Stock for sale in any jurisdiction and, if such an order or suspension is issued, to use reasonable efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each seller of Registrable Common Stock being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(n) promptly notify each seller of Registrable Common Stock and the underwriter or underwriters, if any:

(i) when the Registration Statement, pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(ii) of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

(iii) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction;

(o) at all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as any Holders may reasonably request, all to the extent required to enable such Holders to be eligible to sell Registrable Common Stock pursuant to Rule 144 under the Securities Act (or any similar rule then in effect); and

(p) as a condition to being included in any Registration Statement, the Company may require each seller of Registrable Common Stock as to which any registration is being effected to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

Each seller of Registrable Common Stock agrees by having its stock treated as Registrable Common Stock hereunder that, upon notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), such seller will forthwith discontinue disposition of Registrable Common Stock until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 5(e) hereof, and, if so directed by the Company, such seller, at its option, either will destroy or deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such seller’s possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Common Stock by the Holders shall not exceed thirty (30) days in the aggregate in any three-month period or ninety (90) days in the aggregate in any one year except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment. If the Company shall give any notice to suspend the disposition of Registrable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus. In any event, the Company shall not be entitled to deliver more than three (3) Suspension Notices in any one year.

Section 6. Registration Expenses.

(a) All fees and expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing, word processing, telephone, messenger and delivery expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company, one counsel retained by the Holders of Registrable Common Stock and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Common Stock or fees and expenses of more than one counsel representing the Holders of Registrable Common Stock, which shall be borne by the Holders), shall be borne by the Company (whether or not any Registration Statement is declared effective or any of the transactions described herein is consummated). In addition, the Company shall pay its internal expenses, the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b) In connection with each registration initiated hereunder (whether a Demand Registration or a Piggyback Registration), the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of one law firm chosen by the Holders of a majority of the number of shares of Registrable Common Stock included in such registration sale.

(c) The obligation of the Company to bear the expenses described in Section 6(a) and to reimburse the Holders for the expenses described in Section 6(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of a Holder of Registrable Common Stock (unless withdrawn following postponement of filing by the Company in accordance with Section 2(c) (i) or (ii)) or any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to the Company by a Holder shall be borne by such Holder.

Section 7. Indemnification.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors and Affiliates, employees and agents of such Holder and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, judgments and expenses (including, without limitation, the reasonable fees and other expenses incurred in connection with any suit, action, investigation or proceeding or any claim asserted) caused by, arising out of, in connection with or based upon, any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus (including any preliminary Prospectus) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, except insofar as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same.

(b) In connection with any Registration Statement in which a Holder is or Holders are participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors, Affiliates, and each Person who “controls” the Company within the meaning of the Securities Act (excluding such Holder itself, if applicable), against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Common Stock pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, such indemnifying party shall assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel total for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise (i) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (ii) which includes any statement of admission of fault, culpability or failure to act by or on behalf of such indemnified party.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Common Stock or the termination of this Agreement.

(e) If the indemnification provided for in or pursuant to this Section 7 is unavailable, unenforceable or insufficient to hold harmless any indemnified Person in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by each such party’s respective intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything herein to the contrary, in no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

Section 8. Participation in Underwritten Registrations.

No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, opinions and other documents required under the terms of such underwriting arrangements.

Section 9. Rule 144.

The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in accordance with the requirements of the Securities Act and the Exchange Act, and after consummation of the IPO it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

Section 10. Miscellaneous.

(a) Notices. All notices, requests and other communications to any party hereto hereunder shall be in writing (including facsimile or similar writing) and shall be given,

If to the Company:

AG Mortgage Investment Trust, Inc.

c/o Angelo, Gordon & Co., L.P.

245 Park Avenue, 26th Floor

New York, New York 10167

Attention: General Counsel

Facsimile No.: (212) 338-9611

If to any Investor:

[Name of Investor]

c/o Angelo, Gordon & Co., L.P.

245 Park Avenue, 26th Floor

New York, New York 10167

Attention: General Counsel

Facsimile No.: (212) 338-9611

If to the Manager:

AG REIT Management, LLC

c/o Angelo, Gordon & Co., L.P.

245 Park Avenue, 26th Floor

New York, New York 10167

Attention: General Counsel

Facsimile No.: (212) 338-9611

If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company;

or such other address or facsimile number as any such party (or transferee) may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 10(a) and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

(b) No Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be exclusive, unless otherwise provided by applicable law.

(c) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, it being understood that subsequent Holders of the Registrable Common Stock are intended third party beneficiaries hereof.

(d) Governing Law. This Agreement and the rights and obligations of the parties hereto under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to principles of conflicts of law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for any district within such state for the purpose of any action or judgment relating to or arising out of this Agreement or any of the transactions contemplated hereby and to the laying of venue in such court.

(e) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party hereto anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party hereto agrees that service of process on such party as provided in Section 10(a) shall be deemed effective service of process on such party.

(f) Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(h) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to the transactions contemplated herein. Other than as expressly provided in this Agreement, no provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

(i) Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or third party beneficiary hereto. Upon such a determination, the parties and any applicable third party beneficiaries hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Holders of a majority of the Registrable Common Stock; provided, that the consent or agreement of the Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company’s obligations hereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, this Agreement has been duly executed by each party hereto as of the date first written above

AG MORTGAGE INVESTMENT TRUST, INC.

By:
Name:
Title:

[Investors]

By:

By:
Name:
Title:

AG REIT MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Investors